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                                                                 EXHIBIT 10.3



                           SUBSCRIPTION AGREEMENT


                 THIS SUBSCRIPTION AGREEMENT dated as of March 21, 1997 (this "Subscription Agreement") is by and between CYBERCASH, INC., a Delaware corporation ("Cybercash" or the "Company"), and CARNEGIE MELLON UNIVERSITY ("CMU").

                                   RECITALS:

                 CyberCash and CMU are parties to a License Agreement dated as of March 21, 1997 (the "License Agreement") pursuant to which CyberCash has agreed to issue to CMU 120,000 shares of Common Stock, par value $.001 per share (the "Shares") and warrants to purchase an additional 50,000 shares of Common Stock, par value $.001 per share (the "Warrants"). The Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants are sometimes referred to herein collectively as the "Securities".

                 NOW, THEREFORE, CyberCash and CMU, in consideration of the mutual covenants contained herein and intending to be legally bound, do hereby agree as follows:


                                 I.  SECURITIES

                 1.1. Shares. Subject to the terms and conditions hereof and the License Agreement, CMU hereby subscribes for, and CyberCash shall issue to CMU, the Shares on the date hereof.

                 1.2. Warrants. Subject to the terms and conditions hereof and the License Agreement, CyberCash shall issue the Warrants to CMU on the date hereof. The Warrants shall be in the form of the Warrant Certificate attached hereto as Annex 1.


                          II.  REGISTRATION OF SHARES

                 2.1. Securities Laws Requirements. The Company will use its best efforts to comply with the reporting requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934 (whether or not it shall be required to do so pursuant to such Sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (such Commission or any successor to any or all of its functions being the "Commission") (including, without limitation, meeting the information requirements described in Rule 144 promulgated by the Commission under the Securities Act of 1933 (the "Act") from time to time in effect and relating to the availability of an exemption from the Act for sale of restricted securities. The Company also will cooperate with CMU and with each holder of any Shares in supplying such information as may be necessary for any such holder to complete and file any information reporting forms presently or hereafter required by the
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Commission as a condition to the availability of an exemption from the Act for the sale of restricted securities.

                 2.2. "Piggyback" Registration. Whenever the Company proposes to file under the Act a registration statement relating to any of its Common Stock (other than a registration statement required to be filed in respect of employee benefit plans of the Company on Form S-8 or any similar form from time to time in effect or pursuant to Section 2.3 of this Article), the Company shall at least fifteen days prior to such filing give effective written notice of such proposed filing to the registered holder of each Share. Upon receipt by the Company not more than fifteen days after such effective notice of a written request or written requests from one or more of such holders for registration of Shares, the Company shall include in such offering the Shares as to which such holder or holders request such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Company.

                 2.3. Demand Registration. Whenever one or more registered holders of Shares shall make a written request to the Company to register under the Act Shares held by such holder or holders and the aggregate number of Shares so requested to be registered represents, as of the date of such request, at least 51 percent of the total of the Shares, the Company within five days after such request is effective shall promptly give written notice of such request to all registered holders of Shares other than the holder or holders making such request, such notice stating the estimated approximate date of filing such registration statement, and shall thereupon promptly use its best efforts to register the Shares of or pertaining to the holder or holders making such request and each other holder of Shares from whom written request for registration is effective or received on or before the later to occur of
(i) the twentieth day after the effective date of such notice by the Company or
(ii) the thirtieth day prior to the estimated date of filing specified in such notice; provided, that the Company shall not be required to effect more than two registrations pursuant to Sections 2.2 and 2.3 of this Article II. Any registration statement pursuant to this Section 2.3 shall be undertaken pursuant to a Form S-3 registration statement if the Company then qualifies for use of such form. Otherwise, any such registration statement shall be undertaken pursuant to a Form S-1 registration statement.

                 2.4. Other Provisions Relating to Registration Rights. In connection with any registration pursuant to this Article:

                 (i) Cooperation with Underwriters. Upon the request of the registered holder of any Shares participating in such registration, the Company will cooperate with any underwriters for such holder, including, without limitation, providing such information, certificates, comfort letters of accountants and opinions of counsel as may be reasonably requested by such underwriters.

                 (ii) Duration of Effectiveness of the Registration Statement. The Company shall not be required to maintain the effectiveness of any registration statement under





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         Section 2.2 or 2.3 of this Article for a period in excess of six months or, in the case of any registration statement under Section 2.2 or 2.3 of this Article filed on a Form S-3 Registration Statement under the Act, for a period in excess of twelve months, or in the case of an underwritten offering, such longer period as may be required by the Act to enable the underwriters to complete such offering.

                 (iii) Certain Documents to be Provided by the Company. The Company will furnish to each holder of Shares (A) at least seven days prior to the filing thereof with the Commission, a copy of the registration statement in the form in which the Company proposes to file the same with the Commission and, not later than the effective date thereof, a copy of any and all amendments to such registration statement, (B) within five days of the filing thereof with the Commission, a copy of any and all post-effective amendments to such registration statement, and (C) at the request of any such holder and, in the case of a registration pursuant to Section 2.3 of this Article, the Shareholders' Managers (as defined below), a reasonable number of copies of a preliminary prospectus and a final prospectus (each of which shall, as of their respective dates, comply with Section 10 of the Act and shall not, as of such dates, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading) covering the offering and sale by such holders of the Shares to be covered thereby as aforesaid.

                 (iv) Stop Order. The Company will advise each of such holders of the entry of any stop order suspending the effectiveness of such registration statement or of the initiation of any proceeding for that purpose, and, if such stop order should be entered, use its best efforts promptly to cause such stop order to be lifted or removed.

                 (v) Required Amendments and Supplements to the Registration Statement. For such period of time (not exceeding the maximum period of time for which the Company is required to maintain the effectiveness of such registration statement) as any of such holders may be required by law to deliver a prospectus in connection with a sale of any Shares pursuant to such registration statement, if any event shall occur as a result of which it is necessary to amend or supplement the prospectus forming a part of such registration statement in order to correct an untrue statement of a material fact, or an omission to state a material fact necessary to make statements therein, in the light of the circumstances existing when such prospectus is delivered to a purchaser, not misleading or if it is necessary to amend or supplement such prospectus to comply with any law, the Company will forthwith prepare and furnish to each of such holders and, in the case of a registration pursuant to Section 2.3 of this Article, the Shareholders' Managers, a reasonable number of amended or supplemented prospectuses so that statements in the prospectuses as so amended or supplemented will not, in the light of the circumstances then existing, be misleading, or so that such prospectuses will comply with law.





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                 (vi)  Underwriting Agreement.  At any time prior to the filing of a registration statement pursuant to Section 2.3 of this Article, the holders of Shares making or joining in a request for such registration may select an investment banker or bankers (collectively, the "Shareholders' Managers") which shall be satisfactory to the Company, and the offering pursuant to such registration statement shall be made through the Shareholders' Managers. The Company shall enter into an underwriting agreement in customary form with the Shareholders' Managers and will indemnify the Shareholders' Managers, their officers and directors, and each person, if any, who controls the Shareholders' Managers within the meaning of the Act to the same extent as hereinafter provided with respect to the holders of Shares requesting such registration.

                 (vii) Blue Sky Compliance. The Company will use its best efforts to qualify, file or register the Shares being registered under the securities laws of such states of the United States of America as may be reasonably designated by the holders of Shares or by the Shareholders' Managers and to obtain the consent, authorization or approval of any governmental agency (other than any such consent, authorization or approval required under any statute or regulation applicable to any such holders and not applicable to investors generally) required in connection with the issuance of the Shares being registered or in order that such holders may publicly sell the Shares covered by such registration statement.

                 (viii) Expenses. All fees, disbursements and expenses incurred by the Company in connection with the registration pursuant to Section 2.2 or 2.3 of this Article, and all reasonable fees and disbursements of one counsel for the holders of Shares, shall be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing (in such quantities as the holders of Shares, or the Shareholders' Managers, may reasonably request) of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of such legal opinions, auditors' comfort letters or other closing documents as the holders of Shares, or as the Shareholders' Managers, shall reasonably request. All underwriting commissions and expenses of the Shareholders' Managers shall be allocated among the holders of Shares pro rata according to the number of Shares being registered by each such holder or in such other manner as such holders may agree.

                 (ix) Indemnity. The Company will indemnify and hold harmless each holder of Shares and any underwriter for such holder and each person or entity, if any, who controls such holder or underwriter within the meaning of the Act, against any losses, claims, damages, liabilities, costs or expenses, joint or several, or actions in respect thereof to which such holder or underwriter or controlling person or entity may become subject under the Act, or otherwise, insofar as such losses, claims, damages, liabilities,





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         costs, expenses or actions in respect thereof arise out of, or are based upon, or are related to, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Shares of or pertaining to such holder were registered under the Act, any preliminary prospectus, amended preliminary prospectus, or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, or are related to, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder or underwriter or controlling person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said amended preliminary prospectus or said final prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company in an instrument duly executed by such holder or by any underwriter for such holder specifically for use in the preparation thereof, the Company will not be so liable to such holder or underwriter.



               III.  REPRESENTATIONS AND WARRANTIES OF CYBERCASH

                 CyberCash represents and warrants to CMU that:

                 3.1. Organization, Standing, etc. CyberCash is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite power and authority to carry on its business, to own its properties, to enter into this Subscription Agreement, and to issue the securities to be issued by it hereunder and to carry out the provisions of this Subscription Agreement.

                 3.2. Corporate Acts and Proceedings. The execution and delivery of this Subscription Agreement and the offer, issuance and sale of the Securities to be issued by CyberCash hereunder and the performance of this Subscription Agreement by CyberCash have been duly authorized by its Board of Directors, and all corporate acts and other proceedings required for the due and valid authorization, execution, delivery and performance of this Subscription Agreement by CyberCash and the due, valid and legal issue and sale of the Securities to be issued by it hereunder have been appropriately taken or will have been taken on or prior to the date hereof.

                 3.3. Enforceability. This Subscription Agreement has been duly authorized, executed and delivered by and constitutes the valid and binding obligation of CyberCash





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enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                 3.4. No Conflict. Neither the execution and delivery of this Subscription Agreement nor the consummation of the transactions contemplated hereby conflicts with the Certificate of Incorporation or By-Laws of CyberCash or results or will result in any material breach of any terms or provisions of, or constitutes a default under, any material contract, agreement or instrument to which CyberCash is a party or by which it is bound.

                 3.5. Shares. The Securities are duly authorized and when issued in accordance with the terms of this Subscription Agreement, the License Agreement and the Warrant Certificate will be validly issued and outstanding, fully paid, non-assessable and free and clear of all liens, encumbrances and restrictions of any kind created by CyberCash, other than restrictions imposed by the Act and any applicable state or foreign securities laws.



             IV.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF CMU

                 CMU represents, warrants and covenants as follows:

                 4.1. Enforceability. This Subscription Agreement has been duly authorized, executed and delivered by CMU and constitutes the valid and binding obligation of CMU enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                 4.2. Adequate Information. Prior to making the decision to enter into this Subscription Agreement and invest in the Securities, CMU has been provided the opportunity to ask questions of, and receive answers from, the officers of CyberCash concerning CyberCash and its business, operations, financial condition and prospects and to obtain from CyberCash additional information relevant to investment. On the basis of the foregoing, CMU acknowledges that it possesses sufficient information to understand the merits and risks associated with the investment in the Securities.

                 4.3. Investment Experience. CMU believes that its prior investment experience enables it to make an informed decision with respect to an investment in the Securities. CMU has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.





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                 4.4.  Investment Purpose.  The Securities are being acquired for CMU's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of the Securities. CMU has been advised that the Securities have not been registered under the Act and that in this connection CyberCash is relying in part on CMU's representations set forth in this Subscription Agreement.

                 4.5. No Resale. CMU understands that it must bear the economic risk of the investment in the Securities for an indefinite period of time because the Securities have not been registered under the Act or any applicable state or foreign securities laws and, accordingly, CMU agrees that the Securities cannot be offered, sold, pledged or otherwise disposed of, and CMU will not offer, sell, pledge or otherwise dispose of the Securities, except pursuant to (i) an effective registration statement under the Act and qualification under applicable state and foreign securities laws, or (ii) an opinion of Reed Smith Shaw & McClay, special counsel to CMU, or such other counsel as may be acceptable to CMU, that such registration and qualification are not required. A stop-transfer order will be placed on the books of CyberCash (or its transfer agent) respecting the certificates evidencing the Securities and such certificate shall bear, until such time as the Securities evidenced by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of Reed Smith Shaw & McClay, special counsel to CMU, or such other counsel as may be acceptable to CMU, that such registration is not required as provided above, legends in substantially the following form:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE AND FOREIGN SECURITIES LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM REGISTRATION.


                               V.  MISCELLANEOUS

                 5.1. Severability. Should any one or more of the provisions of this Subscription Agreement be determined to be illegal or unenforceable, all other provisions of this Subscription Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                 5.2. Parties in Interest. Except as otherwise expressly provided herein, all of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the





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benefit of and be enforceable by the respective successors or permitted assigns of the parties hereto. Without limiting the generality of the foregoing, the provisions hereof (including without limitation Article II) shall inure to the benefit of, and shall be enforceable by, the holders from time to time of the Shares.

                 5.3. Choice of Law. The Subscription Agreement is made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of that jurisdiction, including, without limitation, the validity of this Subscription Agreement, the construction of its terms, and the interpretation of the rights and obligations of the parties hereto.


                                        CYBERCASH, INC.



                                        By:   /s/  Stephen D. Crocker
                                           -------------------------------------
                                        Title: Chief Technology Officer
                                              ----------------------------------



                                        CARNEGIE MELLON UNIVERSITY



                                        By:   /s/  Susan Burkett
                                           -------------------------------------

                                        Title: Associate Provost
                                               ---------------------------------





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